POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Annemarie Gilly as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him or her in his or her name, place and stead, to sign any and all Registration Statements applicable to the Miller/Howard High Income-Equity Fund and the Miller/Howard Drill Bit to Burner Tip Fund (each a “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

By:	/s/ James E. Hillman
Name:	James E. Hillman
Title:	Trustee
Date:	December 15, 2015

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Annemarie Gilly as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him or her in his or her name, place and stead, to sign any and all Registration Statements applicable to the Miller/Howard High Income-Equity Fund and the Miller/Howard Drill Bit to Burner Tip Fund (each a “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Roger Conrad
Name:	Roger Conrad
Title:	Trustee
Date:	December 15, 2015

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Annemarie Gilly as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him or her in his or her name, place and stead, to sign any and all Registration Statements applicable to the Miller/Howard High Income-Equity Fund and the Miller/Howard Drill Bit to Burner Tip Fund (each a “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Charles I. Leone
Name:	Charles I. Leone
Title:	Trustee
Date:	December 15, 2015

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Annemarie Gilly as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him or her in his or her name, place and stead, to sign any and all Registration Statements applicable to the Miller/Howard High Income-Equity Fund and the Miller/Howard Drill Bit to Burner Tip Fund (each a “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Lowell G. Miller
Name:	Lowell G. Miller
Title:	Trustee
Date:	December 15, 2015